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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                       ----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) October 26, 1994
                                                        ----------------

                              HANOVER DIRECT, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    1-12082
                            ------------------------
                            (Commission File Number)


         Delaware                                         13-0853260
- - ----------------------------                              ----------
(State or other jurisdiction                           (I.R.S. Employer
     of incorporation)                              identification number)


      1500 Harbor Boulevard,
      Weehawken, New Jersey                               07087
      ---------------------                             ----------
      (Address of principal                             (Zip Code)
       executive offices)


      Registrant's telephone number, including area code   (201) 863-7300
                                                         ------------------


- - --------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)





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Item 5.     Other Events.
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      On October 26, 1994, Hanover Direct, Inc. issued a press release reporting its financial results for the third quarter of 1994. A copy of such press release is attached hereto as Exhibit (i) and incorporated herein by reference.


Item 7.     Financial Statements and Exhibits.
- - ------      ---------------------------------


(c)   Exhibits:

      (i) Press release issued by Hanover Direct, Inc. on October 26, 1994 relating to its third quarter results.





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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          HANOVER DIRECT, INC.
                                          --------------------
                                             (Registrant)




October 26, 1994                          /s/ Wayne P. Garten
                                          -------------------------------
                                          Name: Wayne P. Garten
                                          Title: Executive Vice President &
                                                 Chief Financial Officer





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                             EXHIBIT INDEX
                             -------------

Exhibit                                                            Page
  No.                       Description                             No.
- - -------                     ------------                           -----

  (i)          Press release issued by Hanover Direct, Inc.
               on October 26, 1994 relating to its third quarter results.